SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                               AMENDMENT NO. 2 TO

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): JANUARY 1, 2004

                             FIRST DELTAVISION, INC.

                          (EXACT NAME OF REGISTRANT AS
                              SPECIFIED IN CHARTER)

              NEVADA                    0-23511                 87-0412182
   (STATE OR OTHER JURISDICTION       (COMMISSION              (IRS EMPLOYER
        OF INCORPORATION)            FILE NUMBER)           IDENTIFICATION NO.)

         695 TOWN CENTER DRIVE, SUITE 260, COSTA MESA, CALIFORNIA 92626
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       Registrant's telephone number, including area code: (714) 434-9191

           -----------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Explanatory Note

First Deltavision, Inc. ("FDTV") is filing this Amendment No. 2 to Form 8-K to amend Amendment No. 1 to Form 8-K which was filed with the Securities and Exchange Commission on March 16, 2004, solely for the purpose of correcting certain typographical errors appearing in the headings to the financial statements appearing in Exhibit 99.2. Exhibit 99.2 is being re-filed in its entirety. Other than the corrections to the headings, the financial information appearing in Exhibit 99.2 is unchanged by this amendment.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits

99.2 Unaudited pro forma condensed combined financial statements giving effect to the combination of FDTV and Mogel Management Group, Inc.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 First Deltavision, Inc.

Date: March 19, 2004                             By:    /s/ Bruce Mogel
                                                        ---------------
                                                 Name:  Bruce Mogel
                                                 Title: Chief Executive Officer



                                INDEX TO EXHIBITS


EXHIBIT               DESCRIPTION
NUMBER

99.2 Unaudited pro forma condensed combined financial statements giving effect to the combination of FDTV and Mogel Management Group, Inc.